Supplement dated May 2, 2024
to the following statutory prospectus(es):
BAE Future Corporate FPVUL dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At its January 2024 meeting, the Board of Trustees of Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2005 Portfolio: Service Class, approved the merger of the Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2005 Portfolio: Service Class (the "Merging Fund") into the Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about June 7, 2024 (the "Effective Date"). Effective June 5, 2024, the Merging Fund will no longer be available to receive transfers or new premium payments.
As of the Effective Date, the following changes apply to the policy:
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund;
•
the Acquiring Fund will assume all liabilities of the Merging Fund; and
•
all references in the prospectus to the Merging Fund are deleted and replaced with the Acquiring Fund.
PROS-0858